Exhibit 10.4

            Cohoes Savings Bank Employee Severance Compensation Plan






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                               COHOES SAVINGS BANK
                      EMPLOYEE SEVERANCE COMPENSATION PLAN

                                  PLAN PURPOSE


         The purpose of Cohoes Savings Bank Employee Severance Compensation Plan (the "Plan") is to assure for Cohoes Savings Bank (the "Bank") the services of the Employees in the event of a Change in Control of Cohoes Bancorp, Inc. (the "Holding Company") or the Bank. The benefits contemplated by the Plan recognize the value to the Bank of the services and contributions of the eligible Employees and the effect upon the Bank resulting from uncertainties relating to continued employment, reduced employee benefits, management changes and employee relations that may arise if a Change in Control occurs or is threatened. The Bank's and the Holding Company's Boards of Directors believe that it is in the best interests of the Bank and the Holding Company to provide eligible Employees with such benefits in order to defray the costs and changes in employee status that could follow a Change in Control. The Boards of Directors believe that the Plan will also aid the Bank in attracting and retaining highly qualified individuals who are essential to its success and that the Plan's assurance of fair treatment of the Bank's employees will reduce the distractions and other adverse effects on Employees' performance if a Change in Control occurs or is threatened.

                                    ARTICLE I

                              ESTABLISHMENT OF PLAN

1.1      Establishment of Plan

         As of the Effective Date, the Bank hereby establishes a severance compensation plan to be known as the "Cohoes Savings Bank Employee Severance Compensation Plan." The purposes of the Plan are as set forth above.

1.2      Applicability of Plan

         The benefits provided by this Plan shall be available to all Employees, who, at or after the Effective Date, meet the eligibility requirements of
Article III. The Plan shall not apply to any Employee whose employment was terminated prior to the Effective Date.

1.3      Contractual Right to Benefits

         This Plan establishes and vests in each Participant a contractual right to the benefits to which each Participant is entitled hereunder, enforceable by the Participant against the Employer.



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                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

2.1      Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below.

         (a) "Annual Compensation" of a Participant means and includes all wages, salary, bonus, and incentive compensation (other than stock based compensation), paid (including accrued amounts) by an Employer as consideration for the Participant's services during the 12 months ended the date as of which Annual Compensation is to be determined, which are or would be includable in the gross income of the Participant receiving the same for federal income tax purposes.

         (b) "Bank" means Cohoes Savings Bank or any successor as provided for in Article VII hereof.

         (c) "Change in Control," for purposes of determining under the Plan whether there has been a change in control of the Bank or the Holding Company, means the definition of change in control set forth in 12 C.F.R. ss. 574 et. seq. as interpreted by the Board of Directors of the Bank, as it is constituted prior to the Change in Control.

         (d) "Continuous Employment" means the absence of any interruption or termination of service as an Employee of the Bank or an affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its Parent, its Subsidiary or its successor.

         (e) "Effective Date," as to Employees of an Employer, means the date the Plan is approved by the Board of Directors of the Bank, or such other date as the Board shall designate in its resolution approving the Plan.

         (f) "Employee" means an employee employed by the Employer on a full-time basis, excluding any executive officer of the Employer who is covered by an employment contract or a change in control severance agreement with the Employer.

         (g) "Employer" means the Bank or a Subsidiary or a Parent which has adopted the Plan pursuant to Article VI hereof.

         (h) "Expiration Date" means the date fifteen (15) years from the Effective Date unless earlier terminated pursuant to Section 8.2 or extended pursuant to Section 8.1.

         (i) "Holding  Company"  means Cohoes  Bancorp,  Inc., the Parent of the
     Bank.

         (j) "Just Cause," with respect to termination of employment, means an act or acts of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal

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profit,  intentional failure to perform stated duties,  willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. In determining incompetence, acts or omissions shall be measured against standards generally prevailing in the savings institution industry.

         (k) "Parent" means any corporation which holds a majority of the voting power of the outstanding shares of the Bank's common stock.

         (l) "Participant"   means an   Employee   who meets   the   eligibility
requirements of Article III.

         (m) "Payment" means the payment of severance compensation as provided in Article IV hereof.

         (n) "Plan"   means  the  Cohoes  Savings   Bank   Employee    Severance
Compensation Plan.

         (o) "Subsidiary" means any corporation in which the Bank, directly or indirectly, holds a majority of the voting power of its outstanding shares of capital stock.

2.2      Applicable Law

         To the extent not preempted by the laws of the United States as now or hereafter in effect, the laws of the State of New York shall be the controlling law in all matters relating to the Plan.

         The Plan neither requires nor establishes an ongoing administrative system for its effect or operation. Payments under the Plan are precipitated by a single event, a Change in Control, which event is the sole focus of the Plan. Consequently, it is intended that the Plan shall not be covered by or be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2.3      Severability

         If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.




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                                   ARTICLE III

                                   ELIGIBILITY

3.1      Participation

         Each Employee who has completed at least one year of Continuous Employment as of the Effective Date and who is selected as a Participant by the Board of Directors of the Bank shall become a Participant on the Effective Date. Thereafter, each Employee shall become a Participant on the later of the day on which (a) he or she completes one year of Continuous Employment or (b) is selected as a Participant by the Board of Directors of the Bank. Notwithstanding the foregoing, persons who have entered into and continue to be covered by an employment or change in control severance agreement with the Employer shall not be entitled to participate in the Plan.

3.2      Duration of Participation

         A Participant shall cease to be a Participant in the Plan when the Participant ceases to be an Employee of an Employer or is otherwise determined by the Board of Directors of the Bank no longer to be a Participant in the Plan, unless such Participant is entitled to a Payment as provided in the Plan. Furthermore, an Employee shall cease to be a Participant upon entering into an employment or change in control severance agreement with the Employer. A Participant entitled to receipt of a Payment shall remain a Participant in this Plan until the full amount of such Payment has been paid to the Participant.

                                   ARTICLE IV

                                    PAYMENTS

4.1      Right to Payment

         A Participant shall be entitled to receive from his respective Employer a Payment in the amount provided in Section 4.3 if there has been a Change in Control of the Bank or the Holding Company and if, within one (1) year thereafter, the Participant's employment by an Employer shall terminate for any reason specified in Section 4.2, whether the termination is voluntary or involuntary. A Participant shall not be entitled to a Payment if termination occurs by reason of death, voluntary retirement, voluntary termination other than for reasons specified in Section 4.2, total and permanent disability, or for Just Cause.

4.2      Reasons for Termination

         Following a Change in Control, a Participant shall be entitled to a Payment if his employment with an Employer is terminated, voluntarily or involuntarily, within one year following such Change in Control, for any one or more of the following reasons:


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         (a) The  Employer  reduces  the  Participant's  base  salary or rate of compensation as in effect immediately prior to the Change in Control, or as the same may have been increased thereafter.

         (b) The Employer requires the Participant to change the location of the Participant's job or office, so that such Participant will be based at a location more than fifteen miles from the location of the Participant's job or office immediately prior to the Change in Control, provided that such new location is not closer to Participant's home.

         (c) The Employer materially reduces the benefits and perquisites, taken as a whole, available to the Participant immediately prior to the Change in Control; provided, however, that a material reduction on a nondiscriminatory basis in the benefits and perquisites generally provided to all employees of the Bank that does not reduce a Participant's Annual Compensation shall not trigger a Payment.

         (d) A successor bank or company fails or refuses to assume the Bank's obligations under this Plan, as required by Article VII.

         (e) The Bank or any successor company breaches any other provisions of the Plan.

         (f) The Employer terminates the employment of a Participant at or after a Change in Control other than for Just Cause.

4.3      Amount of Payment

         Each Participant entitled to a Payment under the Plan shall receive from the Bank a lump sum cash payment, in an amount determined as follows:

         (a) The Participant's cash payment shall equal the product of 3.846% of his or her Annual Compensation paid or accrued during each of his or her years of Continuous Employment prior to the Change in Control times the number of full or substantially completed (nine months or more) years of Continuous Employment with the Employer, provided that no Participant shall receive a cash payment hereunder in an aggregate amount of more than fifty percent (50%) of his or her Annual Compensation.

         (b) Notwithstanding the provisions of (a) above, if a Payment to a Participant who is a "disqualified individual" shall be in an amount which includes an "excess parachute payment," the payment hereunder to that Participant shall be reduced to the maximum amount which does not include an "excess parachute payment." The terms "disqualified individual" and "excess parachute payment" shall have the same meaning as defined in Section 280G of the Internal Revenue Code of 1986, as amended, or any successor section of similar import.

         The Participant shall not be required to mitigate damages on the amount of the Payment by seeking other employment or otherwise, nor shall the amount of such Payment be reduced by any compensation earned by the Participant as a result of employment after termination of employment with an Employer.

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4.4      Time of Payment

         The Payment to which a Participant is entitled shall be paid to the Participant by the Employer or the successor to the Employer, in cash and in full, not later than twenty-five (25) business days after the termination of the Participant's employment. If any Participant should die after termination of employment but before all amounts have been paid, such unpaid amounts shall be paid to the Participant's surviving spouse, or if none, to the Participant's named beneficiary, if living, otherwise to the personal representative on behalf of or for the benefit of the Participant's estate.

                                    ARTICLE V

                     OTHER RIGHTS AND BENEFITS NOT AFFECTED

5.1      Other Benefits

         Neither the provisions of the Plan nor the Payment provided for hereunder shall reduce any amounts otherwise payable, or in any way diminish the Participant's rights as an Employee of an Employer, whether existing now or hereafter, under any benefit, incentive, retirement, stock option, stock bonus, stock ownership or any employment agreement or other plan or arrangement.

5.2      Employment Status

         This Plan does not constitute a contract of employment or impose on the Participant or the Participant's Employer any obligation to retain the
Participant as an Employee, to change the status of the Participant's employment, or to change the Employer's policies regarding termination of employment.

                                   ARTICLE VI

                             PARTICIPATING EMPLOYERS

         Upon approval by the Board of Directors of the Bank, this Plan may be adopted by any Subsidiary or Parent of the Bank. Upon such adoption, the Subsidiary or Parent shall become an Employer hereunder and the provisions of the Plan shall be fully applicable to the Employees of that Subsidiary or Parent.

                                   ARTICLE VII

                              SUCCESSOR TO THE BANK

         The Bank shall require any successor to or assignee of, whether direct or indirect, by purchase, merger, consolidation or otherwise, all or substantially all the business or assets of the Bank, expressly and unconditionally to assume and agree to perform the Bank's obligations under the Plan.


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                                  ARTICLE VIII

                       DURATION, AMENDMENT AND TERMINATION

8.1      Duration

         If a Change in Control has not occurred,  the Plan shall expire fifteen
(15) years from the  Effective  Date,  unless  sooner  terminated as provided in
Section 8.2, or unless extended for an additional period or periods by resolution adopted by the Board of Directors of the Bank.

         Notwithstanding the foregoing, if a Change in Control occurs, the Plan shall continue in full force and effect, and shall not terminate or expire until such date as all Participants who become entitled to Payments hereunder shall have received such Payments in full.

8.2      Amendment and Termination

         The Plan may be terminated or amended in any respect by resolution adopted by a majority of the Board of Directors of the Bank, unless (i) a Change in Control has previously occurred, (ii) the Bank shall have in the previous year received an offer, which was not subsequently withdrawn, from a third party to engage in a transaction which would involve a Change in Control or (iii) a third party shall have disclosed in a filing with the Securities and Exchange Commission ("SEC") its intent to engage in a transaction which would result in a Change in Control and has not subsequently indicated in another SEC filing that it no longer had such intention. For so long as any of the events listed in paragraphs (i), (ii) and (iii) persist, the Plan shall not be subject to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever unless any acquiror of the Bank shall agree in writing to provide benefits to covered employees which are at least as substantial as those set forth herein if such employees are terminated without cause within one year of a Change in Control of the Bank.

8.3      Form of Amendment

         The form of any proper amendment or termination of the Plan shall be a written instrument signed by the duly authorized officer or officers of the Bank, certifying that the amendment or termination has been approved by the Board of Directors. A proper amendment of the Plan automatically shall effect a corresponding amendment to all Participant's rights hereunder, regardless of whether the Participants receive notice of such action. A proper termination of the Plan automatically shall effect a termination of all Participants' rights and benefits hereunder, regardless of whether the Participants receive notice of such action.

                                   ARTICLE IX

                             LEGAL FEES AND EXPENSES

         9.1 Subject to the notice provision in section 9.2 hereof, the Bank shall pay all legal fees, costs of litigation, and other expenses incurred by each Participant as a result of the Bank's refusal

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to make the Payment to which the Participant  becomes  entitled under this Plan,
or  as  a  result  of  the  Bank's   unsuccessfully   contesting  the  validity,
enforceability or interpretation of the Plan.

         9.2 A Participant must provide the Bank with 10 (ten) business days notice of a complaint of entitlement under the Plan before the Bank shall be liable for the payment of any legal fees, costs of litigation or other expenses referred to in section 9.1 hereof.

                                    ARTICLE X

                                   ARBITRATION

         Any dispute or controversy arising under or in connection with the Plan shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Participant within fifty (50) miles from the location of the Bank, in accordance with rules of the American Arbitration Association then in effect. Judgment may be entered on the award of the arbitrator in any court having jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Participant, shall be borne by the Bank.

         Having been adopted by its Board of Directors on _________, 1998, the Plan is executed by its duly authorized officers as of the ___ day of _______, 1998.

Attest                                               Cohoes Savings Bank




______________________________              By ______________________________
Richard A. Ahl                                 Harry L. Robinson
Secretary                                      President and Chief Executive
                                               Officer




         Having been adopted by its Board of Directors on ________, 1998, the Plan is executed by its duly authorized officers this ____ day of _______, 1998.


Attest                                          Cohoes Bancorp, Inc.


-----------------------------                   --------------------------------
Richard A. Ahl                                  Harry L. Robinson
Secretary                                       President and Chief Executive
                                                Officer


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